EXHIBIT 99.1
NORTHSTAR HEALTHCARE INCOME, INC. AND SUBSIDIARIES

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NORTHSTAR HEALTHCARE INCOME, INC. AND SUBSIDIARIES
SUMMARY OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
As previously disclosed, NorthStar Healthcare Income, Inc. (“NorthStar Healthcare” or the “Company”), acting through subsidiaries of its operating partnership, entered into a membership interest purchase agreement (the “Option Agreement”) on November 3, 2023 with American Healthcare REIT, Inc. and its subsidiary (“AHR”), granting to AHR the right to purchase all of NorthStar Healthcare’s ownership interests in Trilogy REIT Holdings, LLC (the “Trilogy Investment”) for a purchase price ranging from $240.5 million to up to $260 million depending upon the purchase price consideration and timing of the closing, subject to and on the conditions set forth in the Option Agreement.
On September 20, 2024, AHR completed its purchase of the Trilogy Investment in accordance with the Option Agreement, which resulted in net cash proceeds to NorthStar Healthcare of approximately $252 million, after transaction and other closing costs (the “Transaction”).
The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not intended to represent or be indicative of NorthStar Healthcare’s financial position or results of operations had the Transaction been completed as of the beginning of the earliest period presented, nor are they indicative of NorthStar Healthcare’s future financial condition or results of operations.
The unaudited pro forma consolidated balance sheet as of June 30, 2024 is presented as if the Transaction closed on June 30, 2024. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2024 and for the year ended December 31, 2023 have been presented as if the Transaction occurred on January 1, 2023.
The pro forma adjustments are based upon available information and assumptions that NorthStar Healthcare’s management believes are reasonable and factually supportable, and are directly attributable to the Transaction. Actual amounts could differ materially from these estimates. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto in NorthStar Healthcare’s Annual Report on Form 10-K for the year ended December 31, 2023 and in NorthStar Healthcare’s Quarterly Report on Form 10-Q for the six months ended June 30, 2024.

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NORTHSTAR HEALTHCARE INCOME, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2024
(Dollars in Thousands, Except Share Data)

	Historical(1)	Adjustments		Pro Forma
Assets
Cash and cash equivalents	$82,214	$252,436	(2)	$334,650
Restricted cash	6,225	—		6,225
Operating real estate, net	807,515	—		807,515
Investments in unconsolidated ventures ($142 held at fair value as of June 30, 2024)	124,778	(124,244)	(3)	534
Receivables, net	1,284	—		1,284
Intangible assets, net	1,748	—		1,748
Other assets	4,025	—		4,025
Total assets	$1,027,789	$128,192		$1,155,981

Liabilities
Mortgage and other notes payable, net	$880,423	$—		$880,423
Escrow deposits payable	566	—		566
Accounts payable and accrued expenses	30,299	—		30,299
Other liabilities	3,038	(1,500)	(4)	1,538
Total liabilities	914,326	(1,500)		912,826
Commitments and contingencies
Equity
NorthStar Healthcare Income, Inc. Stockholders’ Equity
Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of June 30, 2024	—	—		—
Common stock, $0.01 par value, 400,000,000 shares authorized, 185,712,103 shares issued and outstanding as of June 30, 2024	1,857	—		1,857
Additional paid-in capital	1,716,869	—		1,716,869
Retained earnings (accumulated deficit)	(1,603,802)	129,692	(5)	(1,474,110)
Total NorthStar Healthcare Income, Inc. stockholders’ equity	114,924	129,692		244,616
Non-controlling interests	(1,461)	—		(1,461)
Total equity	113,463	129,692		243,155
Total liabilities and equity	$1,027,789	$128,192		$1,155,981

Refer to accompanying notes to unaudited pro forma consolidated financial statements.

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NORTHSTAR HEALTHCARE INCOME, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2024
(Dollars in Thousands, Except Per Share Data)

	Historical(1)	Adjustments		Pro Forma
Property and other revenues
Resident fee income	$24,768	$—		$24,768
Rental income	72,433	—		72,433
Other revenue	1,809	—		1,809
Total property and other revenues	99,010	—		99,010
Expenses
Property operating expenses	65,793	—		65,793
Interest expense	25,487	—		25,487
Transaction costs	37	—		37
General and administrative expenses	6,476	—		6,476
Depreciation and amortization	17,930	—		17,930
Impairment loss	3,460	—		3,460
Total expenses	119,183	—		119,183
Other income (loss)
Other income (expense), net	84	—		84
Gain (loss) on investments and other	10	—		10
Income (loss) before equity in earnings (losses) of unconsolidated ventures and income tax expense	(20,079)	—		(20,079)
Equity in earnings (losses) of unconsolidated ventures	1,829	(1,905)	(2)	(76)
Income tax expense	(39)	—		(39)
Net income (loss)	(18,289)	(1,905)		(20,194)
Net (income) loss attributable to non-controlling interests	212	—		212
Net income (loss) attributable to NorthStar Healthcare Income, Inc. common stockholders	$(18,077)	$(1,905)		$(19,982)
Net income (loss) per share of common stock, basic/diluted	$(0.10)			$(0.11)
Weighted average number of shares of common stock outstanding, basic/diluted	185,712,103			185,712,103
Distributions declared per share of common stock	$—			$—

Refer to accompanying notes to unaudited pro forma consolidated financial statements.

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NORTHSTAR HEALTHCARE INCOME, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2023
(Dollars in Thousands, Except Per Share Data)

	Historical (1)	Adjustments		Pro Forma
Property and other revenues
Resident fee income	$47,591	$—		$47,591
Rental income	153,544	—		153,544
Other revenue	3,843	—		3,843
Total property and other revenues	204,978	—		204,978
Expenses
Property operating expenses	140,612	—		140,612
Interest expense	50,028	—		50,028
Transaction costs	683	—		683
General and administrative expenses	13,817	—		13,817
Depreciation and amortization	38,511	—		38,511
Impairment loss	49,423	—		49,423
Total expenses	293,074	—		293,074
Other income (loss)
Other income (expense), net	194	—		194
Gain (loss) on investments and other	(64,001)	129,692	(2)	65,691
Income (loss) before equity in earnings (losses) of unconsolidated ventures and income tax expense	(151,903)	129,692		(22,211)
Equity in earnings (losses) of unconsolidated ventures	(8,272)	1,409	(3)	(6,863)
Income tax expense	(74)	—		(74)
Net income (loss)	(160,249)	131,101		(29,148)
Net (income) loss attributable to non-controlling interests	3,364	—		3,364
Net income (loss) attributable to NorthStar Healthcare Income, Inc. common stockholders	$(156,885)	$131,101		$(25,784)
Net income (loss) per share of common stock, basic/diluted	$(0.83)			$(0.14)
Weighted average number of shares of common stock outstanding, basic/diluted	189,941,744			189,941,744
Distributions declared per share of common stock	$—			$—

Refer to accompanying notes to unaudited pro forma consolidated financial statements.

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NORTHSTAR HEALTHCARE INCOME, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2024
(1)Represents NorthStar Healthcare’s consolidated balance sheet as of June 30, 2024 as reported in NorthStar Healthcare’s Quarterly Report on Form 10-Q for the six months ended June 30, 2024.
(2)Represents the net proceeds generated by the Transaction at closing, after the payment of transaction-related costs and the reduction to the purchase price consideration for the consent fees received, as described in below in (4). The following table summarizes the net proceeds generated by the Transaction at closing:

Purchase price	$260,000
Less: 5% discount(1)	(13,000)
Plus: supplemental cash payment(2)	11,001
Less: consent fees(3)	(1,500)
Less: transaction-related costs	(4,065)
Transaction net proceeds at closing	$252,436
_______________________________________
(1)Pursuant to the Option Agreement, any potion of the purchase price consideration paid in cash is subject to a 5% discount if closing occurs prior to December 31, 2024.
(2)Pursuant to the Option Agreement, the Company is entitled to a supplemental cash payment of $25,600 per day for the period between July 1, 2023 through the closing date, reduced by any distributions the Company received from the Trilogy Investment during that period.
(3)Refer below to note (4).
(3)Represents the adjustment to remove the carrying value of the Company’s Trilogy Investment as of June 30, 2024.
(4)Represents an aggregate of $1.5 million in consent fees the Company received from AHR during the six months ended June 30, 2024, which ultimately reduced the purchase price payable under the Option Agreement. Although non-refundable, these consent fees were classified as pending deal deposits within other liabilities as of June 30, 2024.
(5)Represents the gain recognized on the Transaction, calculated as if the Transaction was consummated on June 30, 2024. The following table summarizes the calculation of the gain:

Transaction net proceeds at closing	$252,436
Plus: consent fees received from AHR prior to closing	1,500
Less: carrying value of the Trilogy Investment as of June 30, 2024	(124,244)
Gain recognized on sale	$129,692
Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2024
(1)Represents NorthStar Healthcare’s consolidated statement of operations for the six months ended June 30, 2024, as reported in NorthStar Healthcare’s Quarterly Report on Form 10-Q for the six months ended June 30, 2024.
(2)Represents the adjustment to exclude the equity in earnings (losses) attributable to the Company’s Trilogy Investment for the six months ended June 30, 2024.
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2023
(1)Represents NorthStar Healthcare’s consolidated statement of operations for the year ended December 31, 2023, as reported in NorthStar Healthcare’s Annual Report on Form 10-K for the year ended December 31, 2023.
(2)Represents the adjustment to exclude the equity in earnings (losses) attributable to the Company’s Trilogy Investment for the year ended December 31, 2023.
(3)Refer above to note (5) of the Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2024.